EXHIBIT 5

         Form of Rider Application for Medley No Withdrawal Charge Rider


5. Optional Riders

Complete for Non-TSA Plans ONLY

   Step #1 Select your Withdrawal Charge Option:
           |_|  9-Year Default -- no cost
           |_|  7-Year (not available in SC or WA)
           |_|  5-Year (not available in SC or WA)
           |_|  No Withdrawal Charge (not available in SC or WA)
           Plans with GLWB may also choose this option

   Step #2 Select your GLWB Option:
           Guaranteed Lifetime Withdrawal Benefit (GLWB)
           |_|  Inactive Phase (ages 0--85)
                Default if no option selected
           |_|  Accumulation Phase* (ages 50--85)
                |_|  Single Life
                |_|  Joint Spousal (Non-qualified plans only)
           |_|  Withdrawal Phase* (ages 50--85)
                Completion of Withdrawal Phase Election
                Request Form (AG 5226) is also required
                |_|  Single Life
                |_|  Joint Spousal (Non-qualified plans only)
           * Participation is required in one of the following Asset Allocation Models: Capital Growth, Balanced, Moderate or Conservative

   Step #3 Optional Riders available with Non-TSA Plans:
           Select from A or B

        A. When selecting 9-year, 7-year or 5-year
           Withdrawal Charge:
           |_|  Minimum Premium
                (Initial premium less than $25,000)

           Free Partial Withdrawal Participation
           required for GLWB
           |_|  10% Policy Value Default if no option selected
           |_|  Expanded

           Guaranteed Minimum Death Benefit
           (not available if over age 70)
           |_|  Annual Step-Up
           |_|  5% Roll-Up (3% in WA)
           |_|  Greater of Step-Up or 5% Roll-Up (3% in WA)

           Estate Protection (not available in MN or WA)
           |_|  Estate Protection Benefit
           |_|  Expanded

        B. When selecting No Withdrawal Charge:
           |_|  Guaranteed Minimum Death Benefit - Annual Step-Up
                (not available if over age 70)

Complete for TSA Plans ONLY

   Step #1 Select your Withdrawal Charge Option:
           |_|  7-Year (9-year for SC or WA) Default -- no cost
           |_| TSA No Withdrawal Charge (not available in SC or WA) TSAs with GLWB may also choose this option.

   Step #2 Select your GLWB Option:
           Guaranteed Lifetime Withdrawal Benefit (GLWB)

           |_|  Inactive Phase (ages 0--85)
                Default if no option selected

           |_|  Accumulation Phase* Single Life (ages 50-85)

           |_|  Withdrawal Phase* Single Life (ages 50--85)
                Completion of Withdrawal Phase Election
                Request Form (AG 5226)is also required
           * Participation is required in one of the following Asset Allocation
             Models: Capital Growth, Balanced, Moderate or Conservative

   Step #3 Optional Riders available with TSA Plans:

          |_|   TSA Minimum Premium
                (initial premium less than $25,000)

          |_|   TSA Hardship Waiver
                (not available in WA)

          |_|   TSA Free Partial Withdrawal - 10% Policy Value
                Must select for GLWB if 7-Year Withdrawal
                Charge Option is selected in Step #1

          Guaranteed Minimum Death Benefit
          (not available if over age 70)
                |_|  Annual Step-Up
                |_|  5% Roll-Up (3% in WA)
                |_|  Greater of Step-Up or 5% Roll-Up (3% in WA)
          Estate Protection
                (not available in MN or WA)
                |_|  Estate Protection Benefit
                |_|  Expanded